                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            ----------------------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): November 11, 1998


                      SULCUS HOSPITALITY TECHNOLOGIES CORP.
               (Exact Name of Registrant as Specified in Charter)


             PENNSYLVANIA                             0-13226                             25-1369276
             ------------                             -------                             ----------
    (State or Other Jurisdiction of          (Commission File Number)         (IRS Employer Identification No.)
            Incorporation)


         41 NORTH MAIN STREET, GREENSBURG, PA                         15601
         (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (724) 836-2000.

ITEM 5.           OTHER EVENTS.

                  On November 12, 1998, Sulcus Hospitality Technologies Corp. ("Sulcus") issued a press release announcing the execution of an Agreement and Plan of Merger pursuant to which Sulcus will become a subsidiary of Eltrax Systems, Inc. A copy of the press release is attached to this Form 8-K as Exhibit "A".

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SULCUS HOSPITALITY TECHNOLOGIES CORP.



Date: November 13, 1998           By:  /s/ John W. Ryba
                                     ------------------------------------------
                                           John W. Ryba
                                           Senior Vice President, Secretary and
                                              Chief Legal Officer

                                   EXHIBIT "A"


            SULCUS ANNOUNCES PLANNED MERGER WITH ELTRAX SYSTEMS, INC.

GREENSBURG, Pa., Nov. 12 -- SULCUS HOSPITALITY TECHNOLOGIES CORP. (Amex: SUL) and Eltrax Systems, Inc. (Nasdaq SmallCap: ELTX) today jointly announced the execution of a final Merger Agreement pursuant to which Sulcus will become a subsidiary of Eltrax. Eltrax Systems, Inc. is a nationwide managed network services and information technology company. Eltrax markets managed network solutions, using proprietary and generic communications products and services for enterprise-wide networks, and is a leading provider of proprietary software products and technology services to the hospitality industry. The combined companies will produce over $100 million in revenue in 1998, with over one-third of that being derived from services.

Under the terms of the Agreement, Eltrax will acquire Sulcus by exchanging 0.55 shares of Eltrax common stock for each share of Sulcus stock. There are approximately 18,475,000 shares of Sulcus stock outstanding on fully diluted basis, and therefore, approximately 10,156,000 shares of Eltrax stock (including share equivalent options) will be issued in this transaction. The closing price of Eltrax common stock on November 11, 1998 was $6.50 per share, and therefore, the total value of this transaction is approximately $66 million. The Eltrax acquisition of Sulcus has been approved by the Boards of Directors of both companies, and the closing is contingent upon approval by the shareholders of both companies. Both companies expect to schedule shareholders' meetings in early 1999, and to complete this transaction in the first quarter. Leon Harris, the Chief Executive of Sulcus, will become the President and Chief Operating Officer of Eltrax. Eltrax expects to account for this transaction using the pooling-of-interests method.

Leon Harris stated that, "This merger will be very beneficial to our customers, our employees, and our shareholders. Our customers are now deriving competitive advantage through their use of business-critical applications, such as e-mail, reservations systems, property management systems, financial applications, retail point-of-sale applications, and customer service systems. In the future, all of these applications will depend on enterprise networks, which are themselves becoming more complex and more mission-critical. While our application products have given our customers a new level of performance, we have found that our customers want to leverage these applications across their networks. In many cases, our customers look for a single source for application expertise and for network design, implementation, and management expertise. By combining our technology with the next generation software technology from Encore and with the network services technology of Eltrax, we will be able to provide our customers with comprehensive information and performance management across their networks, an industry first."

Mr. Harris went on to say that, "Our merger with Eltrax will significantly enhance shareholder value. The marketing, financial, and technological strength of the combined companies will provide greater opportunities for future growth and profitability."

William P. O'Reilly, Chief Executive of Eltrax, stated that, "We are very excited about the merger with Sulcus. In addition to doubling the size of our Company, we expect the combination to contribute significantly to profitability and the enhancement of shareholder value for both existing Eltrax shareholders and Sulcus shareholders. The combined Company will offer our customers the most advanced technology available in the managed network services business and in our hospitality business. The primary Eltrax strategy remains the formation of a leading information technology services company, through acquisition and internal growth. Our acquisition of Encore Systems in September of this year expanded our vertical market expertise into the hospitality industry to include advanced industry applications. With the Sulcus acquisition, we will become the worldwide information technology services leader in the hospitality industry, offering a complete information technology solution to that important vertical market. The combined technology of Encore and Sulcus will be the best available in the world; the geographic reach of the combined businesses will be second to none in our industry; and the ability to provide complete applications and network solutions to our customers will open many new doors. There is no doubt in my mind that our network services technology will be a driving force for growth in the hospitality market."

Some of the preceding statements in this press release constitute "forward-looking statements" within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and the Company intends that such forward-looking statements be subject to the safe harbors created thereby. Examples of words indicating forward-looking statements are "expects" and "will." These forward-looking statements reflect the Company's current views with respect to future events and financial performance, but are subject to many uncertainties and factors relating to the Company's operations and business environment which may cause the actual results of the Company to be materially different from any future results expressed or implied by such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement whether as a result of new information, future events, or otherwise.

Sulcus was advised by Broadview Int'l LLC, a New York-based investment banking firm serving information technology, communications and media industries.

Sulcus will host a conference call to discuss this announcement on Monday, November 16, 1998, at 4:15 p.m. (EST). To participate in the conference call please dial 1-800-526-7151.

Sulcus Hospitality Technologies Corp. is a global leader in the design, development and marketing of technology solutions that are used in the hospitality and tourism market to improve the management of business-critical information and data. The Company is headquartered in Greensburg, Pennsylvania with offices, distributors and agents worldwide.

                                       A-2